Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 29, 2026	/s/ Gregory A. McConnell
(signature)

Gregory A. McConnell
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 21, 2026	/s/ Greg L. Armock
(signature)

Greg L. Armock
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 29, 2026	/s/ Keith Brophy
(signature)

Keith Brophy
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 27, 2026	/s/ Michael J. Burke, Jr.
(signature)

Michael J. Burke, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 10, 2025	/s/ Harold J. Burns
(signature)

Harold J. Burns
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 29, 2026	/s/ Eric E. Burrough
(signature)

Eric E. Burrough
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 29, 2026	/s/ Curt E. Coulter
(signature)

Curt E. Coulter
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 12, 2026	/s/ Bruce John Essex, Jr.
(signature)

Bruce John Essex, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 15, 2025	/s/ Bradley F McGinnis
(signature)

Bradley F McGinnis
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 18, 2026	/s/ Roxanne M. Page
(signature)

Roxanne M. Page
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 15, 2026	/s/ Michelle M. Wendling
(signature)

Michelle M. Wendling
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2026	/s/ Randy D. Hicks, M.D
(signature)

Randy D. Hicks, M.D
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 11, 2026	/s/ Brian P. Petty
(signature)

Brian P. Petty
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 12, 2026	/s/ Steven T. Krause
(signature)

Steven T. Krause
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 3, 2026	/s/ Brad McGinnis
(signature)

Brad McGinnis
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 26, 2026	/s/ Bradley Henion
(signature)

Bradley Henion
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 27, 2026	/s/ Adom Greenland
(signature)

Adom Greenland
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke Jr., and Adom J. Greenland, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of ChoiceOne Financial Services, Inc. on Form 10-K for its fiscal year ended December 31, 2025, and any amendments to that report, and to file it with Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 6, 2026	/s/ Kelly Potes
(signature)

Kelly Potes
(type or print name)